Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 7

WAVE SYSTEMS CORP.,	Case No. 16-10284 (KJC)

Debtor.	Re: Docket No. 29, 68, 73,74, 75, 76,77, and 86

ORDER PURSUANT TO U.S.C. §§ 105(a), 363, AND 365 AND FEDERAL RULES OF

BANKRUPTCY PROCEDURE 2002, 6004, 6006 AND 9014 (I) APPROVING ESW

CAPITAL, LLC AS SUCCESSFUL BIDDER; (II)

APPROVING ESW BID; (III) APPROVING SUPERCOM, INC. AND SUPERCOM, LTD. AS THE BACKUP BIDDER

AND (IV) GRANTING RELATED RELIEF

Upon the motion, dated February 26, 2016, of David W. Carickhoff, the chapter 7 trustee (the “Trustee”) of the estate of Wave Systems Corp. (the “Debtor”), for Orders (I) (A) Establishing Bid Procedures Relating to the Sale of the Debtors Assets; (B) Scheduling a Hearing to Consider the Proposed Sale and Approving the Form and Manner of Notice Thereof; (C) Establishing Procedures Relating to the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; (D) Extending the Time to Assume or Reject Executory Contracts and (E) Granting Related Relief And (II) (A) Approving the Proposed Sale; (B) Approving the Assumption and Assignment of Executory Contracts and/or Unexpired Leases; and (C) Granting Related Relief [Docket No. 29] (the “Motion”);1 and the Amended Notice of Successful Bids and Bidders [Docket No. 90] (the “Notice of Successful Bid”); and initial hearing having been held on April 7, 2016; and a subsequent hearing having been held on April 14,

[1]	On March 18, 2016, the Court entered the Order (A) Establishing Bid Procedures Relating to the Sale of the Debtors Assets; (B) Scheduling a Hearing to Consider the Proposed Sale and Approving the Form and Manner of Notice Thereof; (C) Establishing Procedures Relating to the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (D) Granting Related Relief (Doc. No. 52) (the “Bid Procedures Order”)

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2016 (the “Bid Approval Hearing”) to consider, among other things, approval of ESW Capital, LLC (“ESW”) as Successful Bidder (as defined below), on the terms set forth in ESW’s Bid for Right to Sponsor Plan of Reorganization, attached hereto as Exhibit A (as modified, the “ESW Bid”);2 and approving the back-up bid (“Back-Up Bid) of SuperCom, Inc. and SuperCom, Ltd. (“SuperCom”) and adequate and sufficient notice of the Motion, the ESW Bid, the Back-Up Bid and this Order having been given to all known parties in interest in this case; and all such parties having been afforded an opportunity to be heard with respect to the Motion and all relief requested therein; and the Court having reviewed and considered: (i) the Motion; (ii) the ESW Bid and the Back-Up Bid; (iii) the objections thereto, if any; and (iv) the arguments of counsel made, and the evidence proffered or adduced, at the Bid Approval Hearing or submitted in advance of the Bid Approval Hearing; and after due deliberation thereon; and good and sufficient cause appearing therefor, it hereby is

FOUND AND DETERMINED THAT:3

A. This Court has jurisdiction over the Motion under 28 U.S.C. §§ 157 and 1334, and this matter is a core proceeding under 28 U.S.C. § 157(b)(2)(A) and (N). Venue of this case and the Motion in this District is proper under 28 U.S.C. §§ 1408 and 1409.

B. The statutory predicates for the relief sought in the Motion are sections 105(a), 363, and 365 of the Bankruptcy Code, as complemented by Bankruptcy Rules 2002, 6004, 6006 and 9014.

C. As evidenced by the affidavits or certificates of service filed with this Court: (i) due, proper, timely, adequate and sufficient notice of the Motion, the Bid Approval Hearing, and

[2]	All otherwise undefined terms shall have the same meaning ascribed to them in the ESW Bid, or the Motion.
[3]	Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

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the other relief granted herein, and a substantially similar form of this Order, have been provided in accordance with sections 102(1), 105(a), 363 and 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004 and 6006; (ii) such notice was good, sufficient and appropriate under the circumstances, and reasonably calculated to reach and apprise all known holders of interests, and all other parties in interest about the Motion, the Bid Approval Hearing, the ESW Bid, the Back-Up Bid and the other relief granted herein; and (iii) no other or further notice of the Motion, the Bid Approval Hearing, the ESW Bid, the Back-Up Bid and the other relief granted herein is or shall be required.

D. A reasonable opportunity to object and be heard with respect to the Motion and the ESW Bid, the Back-Up Bid and the relief requested therein has been afforded to all known interested persons and entities, including: (i) the Office of the United States Trustee for the District of Delaware; (ii) the Office of the United States Attorney; (iii) counsel for ESW, counsel for SuperCom, counsel for Chime, Inc. and counsel for Security Innovation, Inc.; (iv) all entities known to have, or to have asserted, any lien, claim, encumbrance, right of first refusal, or other interests, in or upon any of the assets which are contemplated to be acquired by ESW, pursuant to a confirmed plan of reorganization or a Bankruptcy Court approved asset sale, on the terms set forth in the ESW Bid; (v) all taxing authorities for those jurisdictions in which the assets are located; (vi) the District Director of the Internal Revenue Service; (vii) all entities that filed a notice of appearance and request for service of papers in this case in accordance with Bankruptcy Rule 2002; and (viii) all known creditors of the Debtor.

E. The limited objection and Reservation of Rights of SuperCom, Inc. and SuperCom, Ltd. to Chapter 7 Trustee’s Motion for Entry of Order Approving the Sale of Certain IP and Related Assets (the “SuperCom Objection”) has been resolved and a stipulation will be

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submitted to the court under certification of counsel. The limited objection of the United States Attorney on behalf of the Department of Defense (the “US Objection”) has been resolved in accordance with certain language in this Order.

F. As demonstrated by the testimony and/or other evidence proffered or adduced at the Bid Approval Hearing or submitted by affidavit or declaration before the Bid Approval Hearing, (1) the Trustee has appropriately marketed all of the Debtor’s assets; (2) a reasonable opportunity has been given to any interested party to make a higher or better offer for the Debtor’s assets, including under an asset sale, a confirmed plan of reorganization or otherwise; and (3) at the conclusion of the live auction held at the offices of the Trustee in Wilmington, Delaware on April 11, 2016, the Trustee closed the auction and declared the ESW Bid to be highest and best offer on the Debtor’s assets excluding those carved-out from the ESW Bid (the “Excluded Assets”, as set forth below in the draft APA (as defined below) and Exhibit A hereto (the ESW Bid letter)); and the Back-Up Bid to be the next highest and best offer, as set forth in the record of the auction transcript submitted to the Court (the “Auction Transcript”) and as set forth in the auction results filed and place on the record before the Court.

The ESW Bid

G. Through the ESW Bid, ESW proposes to provide capital for the restructuring of the Debtor (the “Restructuring”). The Restructuring is contemplated to be effectuated in the form of a confirmed chapter 11 plan of reorganization (“Plan”), with ESW acting as Plan Sponsor and a co-proponent of the Plan. Alternatively, as further described in the ESW Bid, upon the occurrence of certain Termination Events, ESW agrees to purchase the assets of the Debtor in the ESW Asset Sale for the sum of $3,800,000, which amount has been fully funded to the Trustee’s bank account, under the terms set forth in the APA (as defined below).

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H. As further described in the ESW Bid, the APA and in this Order, in the event that one or more of the Termination Events (enumerated in subsections (D)(ii)-(viii), (xi)-(xiii), (xv)-(xvii) of the Bid Letter) occur, and ESW as the Successful Bidder gives five (5) days’ notice of such Termination Event to the Trustee and his counsel, and provided that the election of ESW to deliver such notice shall be in the sole discretion of ESW (the “ESW Asset Sale Process”), then upon entry of a supplemental sale order in form and substance reasonably satisfactory to ESW and the Trustee or his successor (the “Supplemental Sale Order”) from the Court after notice and a hearing, (i) containing customary findings that ESW is a good faith purchaser for value within the meaning of section 363(m) of the Bankruptcy Code and therefore is entitled to the full protections of that provision and any other applicable or similar bankruptcy or non-bankruptcy law, and (ii) approving the entry of ESW and the Trustee (or his successor) into an asset purchase agreement to consummate the ESW Asset Sale upon substantially the terms and conditions set forth in form of Asset Purchase Agreement attached as Exhibit B to this Order (the “APA”), through a sale free and clear of all liens, interests and encumbrances, under section 363 of the Bankruptcy Code for $3,800,000, the Enhanced Deposit shall be released to the Trustee or his successor from the Trustee’s or his successor’s bank account as full payment by ESW and consideration therefor, and repayment of any and all then-outstanding amounts of the Proposed DIP financing provided by ESW shall be waived by ESW and released and the Trustee, his successor if any and the Debtor’s Estate shall have no further obligation for repayment of or under the Proposed DIP.

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I. To the extent that ESW provides notice of one of the following Termination Events, ESW shall be entitled to the return of the Enhanced Deposit:

(D)(ix) The Debtor/Chapter 11 Trustee files a plan, disclosure statement, motion requesting approval of Proposed DIP, or the Proposed DIP Order inconsistent with the terms of the ESW Bid;

(D)(x) The Debtor/Chapter 11 Trustee files any pleading to secure post-petition financing from any party other than ESW, including financing that provides for super-priority claims or priming liens on any of ESW’s collateral without ESW’s consent in writing in its sole and absolute discretion; or

(D)(xiv) The Bankruptcy Court’s confirmation of a competing plan to that of ESW’s, or approval of any transaction for the sale or disposition of any of the Debtor’s assets other than that to ESW.

See ESW Bid, § (D)(ix), (x), (xiv).4 For the avoidance of doubt, ESW shall only be entitled to the return of the Enhanced Deposit, if one of these three foregoing Termination Events occurs.

J. To the extent that any of the Termination Events in section D of the Bid Letter occur, but ESW does not provide a notice as provided under paragraph Hand I above, ESW and the Debtor will continue with the Restructuring contemplated in the ESW Bid.

K. Nothing contained in the ESW Bid, or in this Order, shall be construed to be an order approving the Restructuring generally, or specifically any motion to convert the case to a case under chapter 11, to appoint any chapter 11 trustee, to approve any disclosure statement, to confirm any plan of reorganization, or approve any sale of assets, and nothing herein shall preclude any interested party from asserting its rights in connection therewith.

The ESW Bid Was Proposed In Good Faith

L. ESW is a bidder in good faith. ESW has proceeded in good faith in all respects in connection with this proceeding in that, among other things: (a) ESW recognized that the Trustee was free to deal with any other party interested in acquiring the Debtor’s estate’s assets, (b) ESW was subjected to an auction process designed to solicit competitive bids, (c) all payments to be

[4]	For the avoidance of doubt, section (D)(i) of the ESW Bid will be satisfied by the entry of this Order.

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made by ESW in connection with the ESW Bid have been disclosed, and (d) the ESW Bid was negotiated, proposed and entered into in good faith and from arm’s-length bargaining positions with the parties represented by competent counsel of their choosing.

M. The ESW Bid was not proposed, and neither the Trustee nor ESW proposes to consummate the Plan or the ESW Asset Sale for the purpose of hindering, delaying or defrauding the Debtor’s present or future creditors.

N. ESW is not an “insider” or “affiliate” of the Debtor or the Trustee, as those terms are defined in the Bankruptcy Code, and no common identity of incorporators, directors or controlling shareholders exists between the Buyer and the Debtor or Trustee.

The Back-Up Bid

O. SuperCom proposes the Back-Up Bid, as more fully articulated in the Auction Transcript. SuperCom is a bidder in good faith. SuperCom has proceeded in good faith in all respects in connection with this proceeding in that, among other things: (a) SuperCom recognized that the Trustee was free to deal with any other party interested in acquiring the Debtor’s estate’s assets, (b) SuperCom was subjected to an auction process designed to solicit competitive bids, (c) all payments to be made by SuperCom in connection with the Back-Up Bid have been disclosed, and (d) the Back-Up Bid was negotiated, proposed and entered into in good faith and from arm’s-length bargaining positions with the parties represented by competent counsel of their choosing.

P. The Back-Up Bid was not proposed, and neither the Trustee nor SuperCom proposes to consummate the Back-Up Bid or a plan of reorganization for the purpose of hindering, delaying or defrauding the Debtor’s present or future creditors.

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Q. SuperCom is not an “insider” or “affiliate” of the Debtor or the Trustee, as those terms are defined in the Bankruptcy Code, and no common identity of incorporators, directors or controlling shareholders exists between SuperCom and the Debtor or Trustee.

THEREFORE, IT IS ORDERED, ADJUDGED AND DECREED THAT:

1. The Motion is granted to the extent set forth herein.

2. ESW is approved as the Successful Bidder and the ESW Bid is approved as the Successful Bid pursuant to the Bid Procedures Order.

3. SuperCom is approved as the back-up bidder (the “Back-Up Bidder”) and the Back-Up Bid is approved as the successful back-up bid pursuant to the Bid Procedures Order.

4. The ESW Bid was proposed by ESW, and the Back-Up Bid was proposed by SuperCom, without collusion and in good faith.

5. In the event of the occurrence of the ESW Asset Sale Process, then upon entry of a Supplemental Sale Order (which shall be reasonably satisfactory in form and substance to ESW and the Trustee or his successor), after notice and a hearing, the Enhanced Deposit shall be released from the Trustee’s bank account to the Trustee or his successor for the benefit of the Debtor’s Estate in payment of the purchase price for the ESW Asset Sale, and repayment of any and all then-outstanding amounts of the Proposed DIP financing provided by ESW (and any obligation of the Trustee or his successor or the Debtor’s Estate therefore) shall be waived and released.

6. The ESW Bid or the Back-Up Bid may be modified, amended or supplemented by the parties thereto, in a writing signed by such parties, and in accordance with the terms thereof, without further order of the Court; provided that any such modification, amendment or supplement does not have a material adverse effect on the Debtor’s Estate; and provided further that the Restructuring and/or any sale of assets shall be consummated only upon further order of the Court, upon notice and hearing to parties in interest in this case.

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7. The failure specifically to include any particular provisions of the ESW Bid or the Back-Up Bid in this Order shall not diminish or impair the effectiveness of such provisions, it being the intent of the Court that the ESW Bid and the Back-Up Bid are hereby approved as the highest and best bid and the back-up bid, respectively as they may be amended or supplemented in accordance with their terms and this Order.

8. To the extent of any conflict between the ESW Bid or the Back-Up Bid and this Order, this Order shall govern.

9. This Order shall be binding in all respects upon all creditors of and holders of equity interests in the Debtor (whether known or unknown), ESW and all successors and assigns of ESW, SuperCom, the Trustee, the Debtor and its estate and all parties in interest on notice of same.

10. Any objections to the entry of this Order or the relief granted herein and requested in the Motion that have not been withdrawn, waived or settled are denied and overruled.

11. The rights of each and every party-in-interest are reserved as to any subsequent relief sought following entry of this Order.

12. Nothing in this Order limits the requirement of the Trustee, ESW, or anyone else from compliance with all applicable non-bankruptcy law. Moreover, without limiting the foregoing, nothing in this Order shall be interpreted to set cure amounts or to require the government to novate or otherwise consent to the transfer of any federal interests. The government’s rights to assert offset or recoup any amounts due under, or relating to, any federal interests are expressly preserved.

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13. Nothing in this Order authorizes the transfer to any entity of any licenses, permits, registrations or other governmental authorizations and approvals without that entity’s compliance with all applicable requirements under non-bankruptcy law governing such transfers. Nothing in this paragraph should be construed to create for any governmental unit any substantive right that does not already exist under applicable non-bankruptcy law.

14. This Order shall be binding on any successor to the Trustee, including any chapter 11 trustee. To the extent this order obligates the Trustee, the same obligations shall continue to bind the Debtor and its Estate and any subsequent trustee thereof, if the chapter 7 bankruptcy case is converted to a chapter 11 bankruptcy case. This Order shall also be binding on ESW and SuperCom, and their successors and assigns.

15. This Court shall retain jurisdiction to interpret, implement and enforce this Order.

Dated: April 29, 2016	/s/ Kevin J. Carey
Wilmington, Delaware	Honorable Kevin J. Carey
United States Bankruptcy Judbe